                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                             McClain Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            MCCLAIN INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 3, 2002

                            MCCLAIN INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 3, 2002

To Our Shareholders:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders to be held at the Sterling Inn, 34911 Van Dyke Road, Sterling Heights, Michigan, on Friday, May 3, 2002, at 10:00 a.m., local time. At the Annual Meeting, you will be asked:

         (1) To elect a Board of five Directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified; and

         (2) To transact any other business that may properly come before the Annual Meeting.

         This Proxy Statement contains information relevant to the 2002 Annual Meeting. Only our shareholders of record at the close of business on March 19, 2002, are entitled to notice of, and to vote at, the Annual Meeting.

         YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the Annual Meeting, please sign, date, and mark the enclosed proxy and return it as soon as possible in the postage-paid envelope provided. If you wish to vote in accordance with recommendations of the Board of Directors, you need only sign, date and return the proxy. If you send in your proxy and subsequently decide to attend the Annual Meeting, you may withdraw your proxy and vote your shares.

         Thank you for your continued support and endorsement of McClain Industries. We look forward to continuing our history of building long term value for you and our other Shareholders.

                                   Sincerely,


                                  CARL JAWORSKI
                                    Secretary

Dated:  March 27, 2002

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE ENCOURAGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR THAT PURPOSE.

                            MCCLAIN INDUSTRIES, INC.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 3, 2002

                            PROXIES AND SOLICITATIONS

         This Proxy Statement is being mailed to the holders of shares of common stock of McClain Industries, Inc. in connection with our 2002 Annual Meeting of Shareholders. The purpose of this Proxy Statement is to solicit your approval of the election of the nominees for the Board of Directors. If your proxy is received in time for the Annual Meeting, your shares will be voted in accordance with the instructions, if any, contained in your executed proxy. If you do not give instructions, your proxy will be voted for all nominees for the Board. You may revoke an executed proxy at any time before it is exercised. You may revoke your proxy either by submitting to our corporate Secretary a written notice of revocation bearing a date later than the date of your proxy any time prior to the start of the Annual Meeting, or by attending the Annual Meeting and voting in person (although attending the Annual Meeting will not by itself revoke a proxy).

         Our directors, officers and employees may solicit proxies by personal interview, telephone, telegram and mail. Arrangements may also be made with brokerage houses or other custodians, nominees and fiduciaries to forward solicitation material to our shareholders, and we may reimburse them for reasonable out-of-pocket expenses incurred in forwarding such material, which we anticipate will not exceed $1,000. We will bear the cost of all proxy solicitation.

         Our executive offices are located at 6200 Elmridge Road, Sterling Heights, Michigan 48313. This Proxy Statement is dated March 27, 2002, and it is first being mailed to shareholders on or about April 1, 2002.

                            TIME AND PLACE OF MEETING

         The Annual Meeting will be held at the Sterling Inn, 34911 Van Dyke Road, Sterling Heights, Michigan, on Friday, May 3, 2002, at 10:00 a.m., local time.

                  YOUR VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS

         Only holders of record of shares of common stock at the close of business on March 19, 2002 are entitled to notice of, and to vote at, the Annual Meeting or at any adjournment. On March 19, 2002, we had 4,534,170 shares of common stock outstanding, which were held by 193 holders of record. Each outstanding share of common stock entitles the record holder to one vote. You can only vote your shares at the Annual Meeting if you are present or if you are represented by proxy. In order for business to be conducted at the Annual Meeting, we must have a quorum. There will be a quorum if shareholders that own a majority of the outstanding shares entitled to vote are present at the Annual Meeting, either in person or by proxy.

         Information concerning our principal shareholders is discussed under "Security Ownership of Certain Beneficial Owners and Management."

QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE ANNUAL MEETING

         If you have any questions about this Proxy Statement or the Annual Meeting, please call Carl Jaworski at (586) 264-3611.

                       MATTERS TO COME BEFORE THE MEETING

ELECTION OF DIRECTORS

         The only matter expected to be considered at the Annual Meeting will be the election of directors. Our Bylaws provide for seven positions on the Board of Directors. We propose that only five of these positions be filled by persons nominated to the Board of Directors at the Annual Meeting. We are not planning to fill the remaining two positions. Shareholders attending the Annual Meeting may nominate and elect persons to fill the two current vacancies. Proxies may not be voted for more than five persons. Each director will be elected by a plurality of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have no effect on the election of directors. Proxies will be tabulated by our transfer agent. The Inspector of Elections appointed at the Annual Meeting will then combine the proxy votes with the votes cast at the Annual Meeting. Each director elected at the Annual Meeting will serve for a term commencing on the date of the Annual Meeting and continuing until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless otherwise instructed, proxies will be voted in favor of the election of the five nominees listed below.

         If any of the persons nominated are unavailable to serve, then a valid proxy may be voted for the election of any other person whom the proxyholder deems advisable in accordance with his or her best judgment. We have no knowledge that any of the nominees will be unavailable to serve. In any event, the enclosed proxy can be voted for only the five persons named in this Proxy Statement or their substitutes.

         Below is a list of the nominees with a description of their principal occupation for the past five years. Each nominee presently serves on our Board of Directors and has served continuously from the date of his election to the present time.

         KENNETH D. MCCLAIN, age 60, is Chairman of the Board, Chief Executive Officer and President. He has been a director and officer since our inception in March 1968. He also serves as an officer and a director of our subsidiaries.

         ROBERT W. MCCLAIN, age 65, is Senior Vice President and Assistant Secretary. He has been a director and officer since our inception in March 1968. He also serves as an officer of several of our subsidiaries. Mr. Robert McClain and Mr. Kenneth McClain are brothers.

         RAYMOND ELLIOTT, age 67, has been a director since August 1990. He is currently President of Hartland Insurance Group, Inc. From January 1, 1997 to October 2, 1998, he was Vice President of First of America Insurance Group (now National City). Prior to that he was President of Elliott & Sons Insurance Agency, Inc. and Michigan Benefit Plans Insurance Agency, Inc. since 1967, and was a director of both such companies through December 1996.

Mr. Elliott also serves as a director of the Boys and Girls Club of Troy, a charitable organization located in Troy, Michigan.

         WALTER J. KIRCHBERGER, age 67, has been a director since November 3, 1995. Mr. Kirchberger is a Director at UBS Warburg LLC, and has served in such capacity for more than 25 years.

         RONALD B. BRIGGS, age 66, was elected to the Board of Directors in June 2001. Mr. Briggs is a former shareholder/director of Doeren Mayhew, Certified Public Accountants located in Troy, Michigan. He started his career with the firm in 1960, became audit director in 1967 and served as managing director of the firm from 1984 to 1996 and retired in 1997. Mr. Briggs is a member of the American Institute of Certified Public Accountants and the Michigan Association of Certified Public Accountants.

         To the best of our knowledge, there are no material proceedings to which any nominee is a party, or has a material interest, adverse to McClain Industries. To the best of our knowledge, during the past five years, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee.

                          THE BOARD AND ITS COMMITTEES

         Our Board of Directors met 6 times during our last fiscal year ended September 30, 2001. All of our directors who were serving as directors as of the meeting date attended each of those meetings.

         Our Bylaws authorize the Board to form committees and to delegate some of its responsibilities to those committees. The Board establishes the functions of each committee and the standards for membership. In addition, the Board appoints the members of each committee. The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Executive Committee.

         THE AUDIT COMMITTEE was established to:

                  - annually recommend to the Board a firm of independent public accountants to be our auditors

                  - review the scope of the annual audit with the auditors in advance of the audit

                  - generally review the results of the audit and the adequacy of our accounting, financial and operating controls

                  - review our accounting and reporting principles, policies and practices

                  - perform other duties which the Board may delegate to it

         The current members of the Audit Committee are Messrs. Raymond Elliott, Kenneth D. McClain, Walter J. Kirchberger and Ronald B. Briggs. The Audit Committee met twice during the 2001 fiscal year. See "Report of the Audit Committee."

         THE COMPENSATION COMMITTEE was established to:

                  - review the compensation (including salaries, bonuses and stock options) of our officers

                  - perform other duties which the Board may delegated to it

         The current members of the Compensation Committee are Messrs. Raymond Elliott and Walter J. Kirchberger. The Compensation Committee held no formal meetings during the 2001 fiscal year. See "Report of the Compensation Committee on Executive Compensation."

         THE EXECUTIVE COMMITTEE was established to manage generally the day-to-day business and affairs between regular Board meetings. The Executive Committee may not, without the prior approval of the Board acting as a whole:

                  -        amend our Articles of Incorporation

                  -        amend our Bylaws

                  -        adopt an agreement of merger or consolidation

                  - recommend to the shareholders the sale, lease or exchange of all or substantially all of our property and assets

                  - recommend to the shareholders a dissolution or a revocation of a dissolution

                  -        fill vacancies on the Board

                  - fix compensation of the directors for serving on the Board or on a committee of the Board

                  -        declare dividends or authorize the issuance of stock

                  - approve or take any action with respect to any related party transaction involving McClain Industries

         All actions taken by the Executive Committee must be promptly reported to the Board as a whole and are subject to ratification, revision and alteration by the Board, except that no rights of third persons created in reliance on authorized acts of the Executive Committee can be affected by any such revision or alteration. The current members of the Executive Committee are Messrs. Kenneth D. McClain and Robert W. McClain. The Executive Committee held no formal meetings during the 2001 fiscal year.

         The Board of Directors has adopted a policy requiring review of related party transactions by disinterested directors on a transaction by transaction basis.

         The Board of Directors does not have a standing committee responsible for nominating individuals to become directors.

                             DIRECTORS' COMPENSATION

         Directors who are also our employees do not receive compensation for serving on the Board of Directors or on the Board's committees. Directors who are not our employees are entitled to a quarterly retainer fee of $4,000, a $1,000 fee for each regular or special meeting of the Board and a $1,000 fee for each committee meeting attended on a day other than a regular or special Board meeting date. These fees may not increase more than once annually. A non-employee director may elect to receive his fees either in cash or in shares of common stock pursuant to our 1999 Retainer Stock Plan for Non-Employee Directors.

         To participate in the 1999 Retainer Stock Plan, a non-employee director must elect, thirty days prior to the date his fees are paid, the percentage, if any, of his fees he wishes to receive in the form of shares of common stock. The number of shares of common stock to be issued to an eligible director is determined by dividing (i) the dollar amount of the percentage of fees he elects to receive in common stock, by (ii) the "fair market value" of common stock on the day prior to the date the common stock issued. The term "fair market value" means the closing sale price per share of common stock on the day prior to the date of issuance as quoted on NASDAQ National Market, or if no sale takes place on that day, the average of the closing bid and asked prices for the common stock on that day as quoted on NASDAQ National Market. Any fractional share of common stock derived from such calculation is paid in cash.

         The aggregate fair market value of the shares of common stock issued to any non-employee director in a given year cannot exceed 100% of the director's fees. During the 2001 fiscal year, 19,939 shares of common stock were issued under the 1999 Retainer Stock Plan.

                               EXECUTIVE OFFICERS

         The persons listed below are our current executive officers. Each is annually appointed by, and serves at the pleasure of, the Board.

                                                                                                 Approximate Date
Name                                      Age    Office                                            Service Began
----                                      ---    ------                                            -------------
Kenneth D. McClain (1)                    60     Chairman of the Board, Chief Executive                3/68
                                                 Officer, President

Robert W. McClain (1)                     65     Senior Vice President, Assistant Secretary            3/68

Carl Jaworski                             58     Secretary                                            10/72

Mark Mikelait                             41     Treasurer                                             5/97


         Each of the executive officers has been continuously employed by us for more than five (5) years serving in the capacities and since the date reflected above.

         To our knowledge, there are no material proceedings to which any officer is a party, or has a material interest, adverse to McClain Industries. To our knowledge, during the past five years, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any executive officer.

                             EXECUTIVE COMPENSATION

         The following tables set forth all cash compensation paid to our Chief Executive Officer and our other executive officers whose total annual salary and bonus exceeded $100,000 during the last three fiscal years.

--------------------

(1)  Kenneth D. McClain and Robert W. McClain are brothers.

                           SUMMARY COMPENSATION TABLE

=================================================================================================
                                             Annual Compensation           Long Term Compensation
                                             -------------------           ----------------------

Name and                        Fiscal              Salary                 Securities underlying
Principal Position               Year             Amount($)                   Options/SARs(#)
------------------               ----             ---------                   ---------------
Kenneth D. McClain,              2001              $277,083                             ---
President/ CEO                   2000              $294,793                             ---
                                 1999              $275,000                          25,000

Robert W. McClain,               2001              $150,000                             ---
Senior Vice President            2000              $150,000                             ---
                                 1999              $143,751                          20,000

Carl Jaworski,                   2001              $112,750                             ---
Secretary                        2000              $111,373                             ---
                                 1999              $108,750                           5,000

Mark S. Mikelait,                2001              $126,075                             ---
Treasurer                        2000              $122,781                             ---
                                 1999              $126,250                           5,000
=================================================================================================



                       AGGREGATED OPTION/SAR EXERCISES AND
                     FISCAL YEAR-END OPTION/SAR VALUES TABLE

======================================================================================================================
                                                                                          Value of Unexercised
                                                         No. of Unexercised                   In-The-Money
                           Shares                          Options/SARs at                  Options/SARs at
                          Acquired                     2001 Fiscal Year-End (1)          2001 Fiscal Year-End (2)
                             on
                           Exercise               --------------------------------------------------------------------
                           In Fiscal      Value                         Not                                Not
                          Year 2001     Realized   Exercisable     Exercisable (1)     Exercisable      Exercisable
----------------------------------------------------------------------------------------------------------------------
Kenneth D. McClain          -0-          -0-          16,666            8,334               $0              $0
Robert W. McClain           -0-          -0-          13,333            6,667               $0              $0
Carl Jaworski               -0-          -0-          8,333             1,667               $0              $0
Mark S. Mikelait            -0-          -0-          15,000              0                 $0              $0
======================================================================================================================

(1) Stock options granted between February 9, 1998 and May 7,1999 pursuant to the Company's 1998 and 1999 Incentive Stock Plans (the "Incentive Plans"). Options must be exercised by May 7, 2004. Exercise prices vary from $5.08 to $5.50 per share.

(2) Value based on the average of the September 30, 2001 closing bid high and low price which was $1.38 per share.

REPORT OF THE AUDIT COMMITTEE

         The Board of Directors maintains an Audit Committee comprised of four of the Company's directors. At the current time, three of the directors on the Audit Committee are "independent directors" as that term is defined by the National Association of Securities Dealers, Inc. ("NASD"). The Audit Committee held two formal meeting during the 2001 fiscal year.

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

                  - reviewed and discussed the audited financial statements with management

                  - discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61

                  - reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence

         The Audit Committee presents the following summary of all fees paid Rehmann Robson, P.C., the Company's auditors, for the Company's 2001 fiscal year:

                  Audit Fees (for the audit of the 2001 financial
                  statements and quarterly reviews)                                     - $160,000

                  Financial Information Systems Design and
                  Implementation Fees                                                   - none

                  All Other Fees (primarily for tax services and
                  benefit plan review)                                                  - $118,000

         The Audit Committee has considered and determined that the level of Rehmann Robson's fees for services other than the audit and the quarterly review services is compatible with maintaining the auditor's independence. The Audit Committee has also approved the selection of Rehmann Robson as the Corporation's independent auditor for the year ending September 30, 2002.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001, as filed with the Securities and Exchange Commission.

Submitted by:
Raymond Elliott  Kenneth D. McClain     Walter J. Kirchberger  Ronald B. Briggs

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         Our executive compensation program is administered by the Board's Compensation Committee which is comprised of independent directors, Messrs. Raymond Elliott and Walter J. Kirchberger. The program supports our commitment to providing superior shareholder value. It is designed to attract and retain high-quality executives, to encourage them to make career commitments to us, and to accomplish our short and long term objectives. The Compensation Committee attempts to structure our compensation program so that it will reward our executives with bonuses and stock and option awards when they or the Company attain specified goals and objectives while striving to maintain salaries at reasonably competitive levels. The Compensation Committee reviews the compensation (including salaries, bonuses and stock options) of our key executives and performs such other duties as may be delegated to it by the Board of Directors. The Compensation Committee held no formal meeting during the 2001 fiscal year, but met informally during regularly scheduled Board of Directors meetings.

         Executive Officer Compensation

         In reviewing the compensation to be paid to our executive officers, the Compensation Committee seeks to ensure that executive officers are rewarded for long-term strategic management, for increasing the share value of our common stock, and for achieving internal goals established by the Board of Directors.

         The key components of executive officer compensation are salary, bonuses and stock awards. Salary is generally based on factors such as an individual officer's level of responsibility, prior years' compensation, comparison to compensation of our other officers, and compensation provided by competitive companies and companies of similar size. Bonuses and stock awards are intended to reward exceptional performances. Stock awards are also intended to increase an officer's interest in our long-term success as measured by the market and book value of the common stock. Stock awards may be granted to our officers and directors and to certain employees who have managerial or supervisory responsibilities under the Incentive Stock Plan. Stock awards may be stock options, stock appreciation rights or restricted share rights.

         Chief Executive Officer Compensation

         Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. The Chief Executive Officer's compensation package is based on data from comparable companies and by a careful review of our financial and operating performance for the preceding fiscal year as well as any performance goals set for the Chief Executive Officer.


Submitted by:

                    Raymond Elliott                    Walter Kirchberger

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Raymond Elliott, Walter J. Kirchberger and Ronald B. Briggs are not currently, and have never been, officers or employees of McClain Industries or any of our subsidiaries. Mr. Elliott is a principal officer of Hartland Insurance Group Inc. which provided insurance to us during the 2001 fiscal year. Hartland Insurance Group sold us insurance with premiums aggregating approximately $2,050,000 during the 2001 fiscal year, for which Hartland received fees and commissions in the approximate amount of $210,000. We believe that Mr. Elliott's ability to make fair compensation decisions was not compromised by our relationship with Hartland Insurance Group. None of our executive officers served as a director, executive officer or compensation committee member of another entity that had an executive officer who served as a Compensation Committee member or as a member of our Board of Directors during the last fiscal year.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the common stock against the cumulative total return of the NASDAQ Market Index, the NASDAQ Trucking and Transportation Index, and the published MG Industry Group 626 (Metals Fabrication), for the five (5) fiscal years beginning October 1, 1996 and ending September 30, 2001. This line graph assumes a $100 investment on October 1, 1996 with dividend reinvestment.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                         AMONG MCCLAIN INDUSTRIES, INC.
                     NASDAQ MARKET INDEX AND MG GROUP INDEX




[LINE GRAPH]





                      ASSUMES $100 INVESTED ON OCT. 1, 1996
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING SEPT. 30, 2001

                                  1996           1997          1998          1999          2000          2001
                                  ----           ----          ----          ----          ----          ----
MCCLAIN INDUSTRIES, INC.         100.00          85.87         60.87         76.09         69.03         26.97
MG GROUP INDEX                   100.00         144.14        106.09        142.02        104.69        110.63
NASDAQ MARKET INDEX              100.00         135.92        141.25        228.51        312.59        128.07
NASDAQ TRUCKING &                100.00         140.94        105.02        120.02        103.80        103.30
TRANSPORTATION INDEX

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table describes, as of March 19, 2002, certain information regarding the beneficial ownership of common stock, of:

                  - each person known to us to be the beneficial owner of more than five percent (5%) of the common stock

                  -        each of our directors

                  - each of our executive officers listed in the Summary Compensation Table

                  - all of our executive officers and directors as a group, based upon information available

Name and Address                                    Amount and Nature of       Percent of Outstanding
of Beneficial Owner                               Beneficial Ownership (1)           Shares (2)
------------------------------------------------------------------------------------------------------
Kenneth D. McClain                                      1,423,662(3)                     31.40%
6200 Elmridge Road
Sterling Heights, MI 48313

Robert W. McClain                                         932,681(4)                     20.57%
6200 Elmridge Road
Sterling Heights, MI 48313

June McClain                                              337,178                         7.44%
6200 Elmridge Road
Sterling Heights, MI 48313

Robert J. Gordon, Trustee                                 964,913(5)                     21.28%
One Woodward Ave., Ste. 2400
Detroit, MI 48226

Raymond Elliott                                            43,228                         0.95%
290 Town Center
P.O. Box 890
Troy, Michigan 48084

Walter Kirchberger                                         18,582                         0.41%
2301 West Big Beaver Rd., Suite 800
Troy, Michigan 48084

Ronald Briggs                                               9,410                         0.21%
755 West Big Beaver Rd
Troy, Michigan 48084

Carl Jaworski                                             124,493                         2.75%
6200 Elmridge Road
Sterling Heights, MI 48313

Mark S. Mikelait                                           15,000                         0.33%
500 Sherman Street
Galion, OH 44833

All current executive officers and                      3,869,147(6)                     85.33%
Directors as a group (6 persons)

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares that such person has a right to acquire within 60 days.

(2) Based on 4,534,170 shares of common stock issued and outstanding as of March 19, 2002. In addition, for purposes of computing the percentage of outstanding shares held by each person or group of persons named above, any security that such person or persons has or have the right to acquire within 60 days is also deemed to be outstanding, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 2,430 shares of common stock owned by Kenneth D. McClain's wife. Mr. McClain disclaims beneficial ownership of these shares.

(4) Includes 337,178 shares of common stock owned by Robert W. McClain's wife. Mr. McClain disclaims beneficial ownership of these shares.

(5) Represents shares of common stock held by Mr. Gordon as trustee of trusts established for family members of Messrs. Kenneth D. McClain and Robert W. McClain. Messrs. Kenneth D. McClain, Robert W. McClain and Robert J. Gordon disclaim beneficial ownership of these shares.

(6) Includes 54,999 shares which executive officers and directors have the right to acquire pursuant to stock options exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We lease one of our facilities from the siblings of Messrs. Kenneth and Robert McClain. We believe that the terms and conditions of this lease are comparable to those available from an unrelated party with respect to similar facilities.

         We had sales of approximately $103,000 in the 2001 fiscal year to McClain Leasing Corporation, an entity controlled by certain of our officers and directors.

         The Hartland Insurance Group, Inc, an entity owned by Raymond Elliott, a director of the Company, provided insurance to us during the 2001 fiscal Year. Hartland Insurance Group sold us insurance with premiums aggregating approximately $2,050,000 during the 2001 fiscal year, for which Hartland received fees and commissions in the approximate amount of $210,000. See "Compensation Committee Interlocks and Insider Participation."

                               GENERAL INFORMATION

INDEPENDENT PUBLIC ACCOUNTANTS

         The Board selected Rehmann Robson P.C. as our independent public accountants for the 2001 fiscal year. Representatives of Rehmann Robson P.C. are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they wish to do so and to respond to any questions you may have. We expect that Rehmann Robson P.C. will also serve as our independent public accountants during the fiscal year ending September 30, 2002.


SHAREHOLDER PROPOSALS

         If you wish to submit a shareholder proposal to be included in the proxy materials for the 2003 Annual Meeting of Shareholders, you must comply with the federal securities laws. In addition, you must submit your proposal to us at our offices at 6200 Elmridge Road, Sterling Heights, Michigan 48313, not later than December 1, 2002. Shareholder proposals should be addressed to our Secretary.

OTHER MATTERS

         We have mailed our 2001 Annual Report to you with this Proxy Statement, or it has been mailed to you previously.

         We do not know of any matters that will be presented for consideration at the Annual Meeting other than those stated in this Notice of Annual Meeting and Proxy Statement. However, if any other matters do properly come before the Annual Meeting, the person or persons named in the enclosed proxy will vote your proxy in accordance with their best judgment regarding such matters, including the election of a director other than a nominee listed in this Proxy Statement (should a nominee be unavailable to serve) and other matters incident to the conduct of the Annual Meeting.

                                  INSTRUCTIONS

         If you will not be attending the Annual Meeting, please date, sign and return the enclosed proxy in the enclosed postage-paid envelope. So that a quorum at the Annual Meeting may be assured, it is important that you promptly execute and return the proxy to us. If you have any questions, please call Carl Jaworski at (586) 264-3611.

                       By order of the Board of Directors


                                  CARL JAWORSKI
                                    Secretary

Dated:  March 27, 2002

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
[X] PLEASE MARK VOTES                                     REVOCABLE PROXY
    AS IN THIS EXAMPLE                                MCCLAIN INDUSTRIES, INC.

         ANNUAL MEETING OF SHAREHOLDERS
                  MAY 3, 2002

The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the Annual Meeting. This
Proxy may be revoked at any time before it is voted.

                                                                                                                            For All
                                                                                1. ELECTION OF DIRECTORS  For    Withheld    Except
                                                                                   The nominees are:      | |      | |        | |
This Proxy when properly executed will be voted in the
manner directed herein by the undersigned shareholder. IF NO                        KENNETH D. MCCLAIN        ROBERT W. MCCLAIN
DIRECTION IS MADE WITH RESPECT TO THE NOMINEES OR A                                 WALTER J. KIRCHBERGER     RAYMOND ELLIOTT
PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR THE                               RONALD B. BRIGGS
ELECTION OF THE NOMINEES LISTED AND FOR SUCH PROPOSAL.

                                                                                Instructions: To vote for all of the nominees, put
                                                                                an X in the box marked "For". To withhold your
                                                                                vote for all of the nominees, put an X in the box
                                                                                marked "Withheld". To vote for some but not all of
                                                                                the nominees, put an X in the box marked "For All
                                                                                Except" and list on the line below only those
                                                                                nominees for whom your vote is withheld.

                                                                                ---------------------------------------------------


                                                                                2. OTHER BUSINESS

                                                                                The appointed proxies are authorized to vote
                                                        --------------          upon all matters incidental to the conduct of
                                                        | Date       |          the Annual Meeting and such other business as
                                                        |            |          may properly come before the Annual Meeting
Please sign exactly as your name appears on this card.  |            |          in accordance with their best judgment.
----------------------------------------------------------------------
|                                                                    |
|                                                                    |
|                                                                    |              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
|                                                                    |                 PROMPTLY IN THE ENCLOSED ENVELOPE.
|                                                                    |
|                                                                    |          When shares are held by joint tenants, both
|---- Shareholder sign above ------- Co-holder (if any) sign above ---          should sign. When signing as attorney, executor,
                                                                                personal representative, trustee or in
                                                                                some other representative capacity, please
                                                                                sign name and give full title. If a
                                                                                corporation, please sign in full corporate
                                                                                name by President or other authorized
                                                                                officer. If a partnership, please sign in
                                                                                partnership name by authorized person.
-----------------------------------------------------------------------------------------------------------------------------------
                           - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -

                                                      MCCLAIN INDUSTRIES, INC.

 |-------------------------------------------------------------------------------------------------------------------------------|
|                                       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS                                       |
|                                                                                                                               |
|   The shareholder appoints KENNETH D. McCLAIN, ROBERT W. McCLAIN, RAYMOND ELLIOTT, WALTER J. KIRCHBERGER and RONALD B.        |
|   BRIGGS or any one of them, as attorneys and proxies of the shareholder, with full power of substitution, to vote on         |
|   behalf of the shareholder and in his or her name and stead, all shares of the common stock of McClain Industries, Inc.      |
|   which the shareholder would be entitled to vote if personally present at the Company's Annual Meeting of Shareholders to    |
|   be held at the Sterling Inn, Concord Room, 34911 Van Dyke Road, Sterling Heights, Michigan, on Friday, May 3, 2002, and     |
|   at any adjournments.                                                                                                        |
|                                                                                                                               |
|   The shareholder acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 27, 2002.              |
|-------------------------------------------------------------------------------------------------------------------------------|

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